UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement.

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials.

[ ]	Soliciting Material Pursuant to §240.14a-12

Tortoise Sustainable and Social Impact Term Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee paid previously with preliminary materials.

[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2024

Tortoise Sustainable and Social Impact Term Fund

(Exact name of Registrant as Specified in Its Charter)

Maryland	811-23248	83-6609702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 College Boulevard, Suite 100A
Overland Park, KS	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 913 981-1020

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TEAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events

On November 7, 2024 at 9:00 a.m. Central Time, Tortoise Sustainable and Social Impact Term Fund (the “Company”) commenced a Special Meeting of Stockholders (the “Special Meeting”), as previously scheduled, and adjourned the Special Meeting until Thursday, November 14, 2024 at 9:00 a.m. Central Time due to a lack of quorum. The record date for the Special Meeting will remain September 10, 2024. This allows the Company’s stockholders additional time to vote on the proposal described in the Company’s proxy statement for the Special Meeting filed on October 11, 2024. During the period of the adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposal set forth in the Proxy Statement.

The reconvened Special Meeting will be held at the same location, 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 7, 2024

TORTOISE SUSTAINABLE AND SOCIAL IMPACT TERM FUND
(Registrant)

By:	/s/ Matthew G.P. Sallee
Matthew G.P. Sallee
Chief Executive Officer